SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     August 24, 2001


                            Community West Bancshares
                  --------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         California                    000-23575                77-0446957
   ----------------------         -------------------    -----------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                  Identification Number)


     445 Pine Avenue, Goleta, California,                          93117
--------------------------------------------------------------------------
   (Address of Principal Executive Offices)                      (Zip Code)


                                 (805) 692-1862
                -------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                                                        Exhibit Index at Page: 2
                                                           Total No. of Pages: 3

ITEM  2.     DISPOSITION  OF  ASSETS


     On August 17, 2001 Community West Bancshares, completed the sale of its subsidiary, Palomar Community Bank to Centennial First Financial Services (OTCBB:CFFX) for $10.5 million in cash. Community West acquired Palomar's Common Stock on December 14, 1998 by issuing 1,367,542 common shares. On the date of acquisition those shares had a market value of $12 million. The acquisition was accounted for using the purchase method of accounting, and resulted in Palomar booking $6 million in goodwill and other intangible assets. In December of 2000, Community West signed a definitive agreement to sell 100% of Palomar to Centennial for $10.5 million in cash and wrote down $2 million of Palomar's goodwill which it determined to be impaired based on the purchase price. Upon completion of the transaction Community West recorded a small gain on the sale. This transaction is a taxable event and Community West expects to record a $1 million dollar charge for tax liability associated with the sale. As a result of the sale, Community West's consolidated capital is expected to increase by $2.6 million.

     Concurrently, a portion of the proceeds from the sale was used to repay a loan from Union Bank of California in the amount of $5.5 million.


     Attached hereto as Exhibit 99.5 and incorporated by reference herein is a press release on the sale of Palomar Community Bank to Centennial First Financial Services.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

The following exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.     Description
-----------     -----------------------------------------------------------

    99.5 Press Release dated August 20, 2001 on the Sale of Palomar Community Bank.


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 24, 2001                    COMMUNITY WEST BANCSHARES

                                              By:    /s/  Lynda  Pullon  Radke
                                                     -------------------------
                                                     Lynda  Pullon  Radke
                                                     Senior Vice President and
                                                     Chief  Financial  Officer